Exhibit 99.2
3 of 7
Synovus
INCOME STATEMENT DATA
(Unaudited)
(In thousands, except per share data)

	2008	2007				1st Quarter
	First	Fourth	Third	Second	First	’08 vs. ’07
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest income (taxable equivalent)	$505,057	554,989	573,545	565,777	549,243	(8.0)%
Interest expense	225,232	267,102	281,478	276,017	264,950	(15.0)

Net interest income (taxable equivalent)	279,825	287,887	292,067	289,760	284,293	(1.6)
Tax equivalent adjustment	1,176	1,202	1,228	1,285	1,344	(12.5)

Net interest income	278,649	286,685	290,839	288,475	282,949	(1.5)
Provision for loan losses	91,049	70,642	58,770	20,281	20,515	343.8

Net interest income after provision	187,600	216,043	232,069	268,194	262,434	(28.5)

Non-interest income:
Service charges on deposit accounts	28,391	28,985	28,736	28,050	26,370	7.7
Fiduciary and asset management fees	12,621	13,110	12,524	12,658	12,473	1.2
Brokerage and investment banking revenue	8,487	8,598	8,123	7,809	7,449	13.9
Mortgage banking income	8,161	6,130	5,955	7,695	7,226	12.9
Bankcard fees	12,219	12,400	11,923	11,567	11,880	2.9
Net gains on sales of available for sale investment securities	—	90	186	258	447	nm
Other fee income	11,185	9,559	9,910	10,411	9,427	18.6
Other non-interest income	20,370	20,126	28,837	17,883	12,231	66.5
Proceeds from Visa IPO	38,542	—	—	—	—	nm

Total non-interest income	139,976	98,998	106,194	96,331	87,503	60.0

Non-interest expense:
Salaries and other personnel expense	122,130	109,468	115,941	115,822	113,927	7.2
Net occupancy and equipment expense	30,211	29,976	28,055	27,572	27,290	10.7
Other operating expense	66,463	70,965	56,429	54,267	53,580	24.0
Visa litigation expense	(17,430)	24,800	12,000	—	—	nm

Total non-interest expense	201,374	235,209	212,425	197,661	194,797	3.4

Minority interest in consolidated subsidiaries	1,559	—	—	—	—	nm
Income from continuing operations before income taxes	124,643	79,832	125,838	166,864	155,140	(19.7)
Income tax expense	43,648	26,690	42,261	61,055	54,733	(20.3)

Income from continuing operations	80,995	53,142	83,577	105,809	100,407	(19.3)

Income from discontinued operations, net of income taxes and minority interest (1)	—	28,717	51,366	56,941	46,346	nm

Net income	$80,995	81,859	134,943	162,750	146,753	(44.8)

Basic earnings per share
Income from continuing operations	$0.25	0.16	0.26	0.32	0.31	(20.1)%
Net income	0.25	0.25	0.41	0.50	0.45	(45.5)

Diluted earnings per share
Income from continuing operations	0.24	0.16	0.25	0.32	0.30	(19.9)
Net income	0.24	0.25	0.41	0.49	0.45	(45.2)

Cash dividends declared per share	0.17	0.21	0.21	0.21	0.21	(17.1)

Return on average assets from continuing operations*	0.99%	0.65	1.05	1.35	1.33	(34	)bp
Return on average assets *	0.99	1.01	1.66	1.97	1.82	(83)
Return on average equity from continuing operations*	9.43	5.17	8.25	10.85	10.91	(148)
Return on average equity *	9.43	7.97	13.32	16.69	15.94	(651)

Average shares outstanding — basic	328,970	328,052	327,215	326,410	325,687	1.0%
Average shares outstanding — diluted	331,719	329,453	330,160	330,263	329,573	0.7

bp	— change is measured as difference in basis points.

nm	— not meaningful

*	— ratios are annualized

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” and SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities,” the historical consolidated results of operations of TSYS, as well as all costs recorded by Synovus Financial Corp. associated with the spin-off of TSYS, are now presented as a discontinued operation. Additionally, discontinued operations for the three months ended June 30, 2007 includes a $4.2 million after-tax gain related to the transfer of Synovus’ proprietary mutual funds to a non-affiliated third party.

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Synovus
BALANCE SHEET DATA
(Unaudited)
(In thousands, except share data)

	March 31, 2008	December 31, 2007	March 31, 2007
ASSETS
Cash and due from banks	$589,640	682,583	632,061
Interest earning deposits with banks	2,440	10,950	35,511
Federal funds sold and securities purchased under resale agreements	101,855	76,086	190,514
Trading account assets	34,730	17,803	45,289
Mortgage loans held for sale	141,598	153,437	181,266
Impaired loans held for sale	42,270	—	—
Investment securities available for sale	3,779,877	3,666,974	3,520,777

Loans, net of unearned income	27,117,510	26,498,585	25,223,681
Allowance for loan losses	(394,848)	(367,613)	(326,826)

Loans, net	26,722,662	26,130,972	24,896,855

Premises and equipment, net	565,887	547,437	493,704
Goodwill	519,138	519,138	519,138
Other intangible assets, net	26,156	28,007	32,635
Other assets	1,249,347	1,185,065	878,194
Assets of discontinued operations	—	—	1,399,218

Total assets	$33,775,600	33,018,452	32,825,162

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing retail and commercial deposits	$3,508,246	3,472,423	3,580,484
Interest bearing retail and commercial deposits	17,713,901	17,734,851	18,066,417

Total retail and commercial deposits	21,222,147	21,207,274	21,646,901

Brokered deposits	4,441,040	3,752,542	3,450,148

Total deposits	25,663,187	24,959,816	25,097,049

Federal funds purchased and other short-term liabilities	2,108,109	2,319,412	1,573,283
Long-term debt	1,992,750	1,890,235	1,538,972
Other liabilities	458,775	407,399	432,703
Liabilities of and minority interest in discontinued operations (1)	—	—	347,072

Total liabilities	30,222,821	29,576,862	28,989,079

Minority interest in consolidated subsidiaries	22,772	—	—

Shareholders’ equity:
Common stock, par value $1.00 a share (2)	335,750	335,529	332,512
Additional paid-in capital	1,106,049	1,101,209	1,070,554
Treasury stock (3)	(113,944)	(113,944)	(113,944)
Accumulated other comprehensive income	92,076	31,439	6,989
Retained earnings	2,110,076	2,087,357	2,539,972

Total shareholders’ equity (4)	3,530,007	3,441,590	3,836,083

Total liabilities and shareholders’ equity	$33,775,600	33,018,452	32,825,162

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” all prior period assets and liabilities of TSYS are presented as a discontinued operation.

(2)	Common shares outstanding: 330,088,033; 329,867,944 and 326,850,123 at March 31, 2008, December 31, 2007, and March 31, 2007, respectively.

(3)	Treasury shares: 5,661,538 at March 31, 2008, December 31, 2007, and March 31, 2007.

(4)	Book value per share: $10.69 ; $10.43; and $11.74 at March 31, 2008, December 31, 2007, and March 31, 2007, respectively.

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Synovus
AVERAGE BALANCES AND YIELDS/RATES *
(Unaudited)
(Dollars in thousands)

	2008	2007
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter

Interest Earning Assets
Taxable Investment Securities	$3,485,370	3,496,843	3,495,017	3,420,831	3,301,137
Yield	5.01%	4.90	4.82	4.83	4.77
Tax-Exempt Investment Securities	$154,408	164,587	170,211	178,183	185,012
Yield (taxable equivalent)	7.00%	6.82	6.72	6.75	6.84
Trading Account Assets	$36,652	29,698	56,217	59,311	64,204
Yield	6.96%	7.05	7.15	6.47	5.65
Commercial Loans	$22,763,954	22,157,460	21,820,687	21,739,107	21,242,921
Yield	6.79%	7.69	8.13	8.20	8.24
Consumer Loans	$931,644	928,942	915,847	896,267	928,256
Yield	7.86%	8.05	8.17	8.14	8.01
Mortgage Loans	$1,241,018	1,237,962	1,152,621	1,110,754	1,081,760
Yield	6.84%	7.04	7.10	7.03	6.98
Credit Card Loans	$296,428	285,410	277,445	275,105	270,444
Yield	9.65%	10.26	10.96	10.64	11.17
Home Equity Loans	$1,557,852	1,517,510	1,444,411	1,407,005	1,385,012
Yield	6.48%	7.34	7.80	7.82	7.68
Allowance for Loan Losses	$(381,695)	(357,283)	(335,406)	(329,028)	(317,977)

Loans, Net	$26,409,201	25,770,001	25,275,605	25,099,210	24,590,416
Yield	6.94%	7.79	8.21	8.26	8.28
Mortgage Loans Held for Sale	$121,806	108,044	176,448	163,364	160,482
Yield	5.57%	6.12	6.91	6.18	6.07
Federal Funds Sold and Other Short-Term Investments	$128,381	110,745	85,094	131,029	147,857
Yield	3.41%	4.63	5.76	5.37	5.55

Total Interest Earning Assets	$30,335,818	29,679,918	29,258,592	29,051,928	28,449,108
Yield	6.69%	7.42	7.78	7.81	7.82

Interest Bearing Liabilities

Interest Bearing Demand Deposits	$3,200,650	3,200,408	3,047,279	3,141,899	3,113,531
Rate	1.56%	1.99	2.24	2.28	2.30
Money Market Accounts	$7,115,062	7,502,063	7,421,900	7,217,265	6,977,950
Rate	2.99%	3.92	4.40	4.46	4.47
Savings Deposits	$448,581	454,204	479,479	497,422	502,948
Rate	0.28%	0.35	0.48	0.57	0.68
Time Deposits Under $100,000	$2,777,764	2,790,869	2,917,089	3,020,881	3,037,815
Rate	4.44%	4.69	4.81	4.85	4.79
Time Deposits Over $100,000 (less brokered time deposits)	$4,171,716	4,006,350	4,029,091	4,118,221	4,101,471
Rate	4.69%	4.98	5.12	5.19	5.15

Total Interest Bearing Core Deposits	$17,713,773	17,953,894	17,894,838	17,995,688	17,733,715
Rate	3.29%	3.84	4.16	4.20	4.22
Brokered Money Market Accounts	$756,967	467,346	476,377	426,988	358,574
Rate	3.44%	4.89	5.34	5.45	5.47
Brokered Time Deposits	$3,300,677	2,941,592	3,188,310	3,175,161	3,030,793
Rate	4.35%	4.98	5.19	5.05	5.08

Total Interest Bearing Deposits	$21,771,417	21,362,832	21,559,525	21,597,837	21,123,082
Rate	3.46%	4.02	4.33	4.35	4.34
Federal Funds Purchased and Other Short-Term Liabilities	$2,253,640	2,472,339	1,930,598	1,720,535	1,700,304
Rate	3.18%	4.37	4.84	4.96	4.86
Long-Term Debt	$1,930,412	1,819,198	1,660,788	1,552,310	1,441,241
Rate	4.21%	5.08	5.32	5.18	5.07

Total Interest Bearing Liabilities	$25,955,469	25,654,369	25,150,911	24,870,682	24,264,627
Rate	3.48%	4.12	4.43	4.44	4.42

Non-Interest Bearing Demand Deposits	$3,338,106	3,422,684	3,405,622	3,428,246	3,381,056

Net Interest Margin	3.71%	3.86	3.97	4.00	4.05

*	Yields and rates are annualized.

(1)	On December 31, 2007, Synovus Financial Corp. completed the spin-off of its shares of Total System Services, Inc. (“TSYS”) common stock to Synovus shareholders. In accordance with the provisions of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” the historical consolidated results of operations, assets, and liabilities of TSYS are now presented as a discontinued operation. Accordingly, the above earning assets, liabilities, yields, and cost of funds exclude the amounts related to TSYS due to the de-consolidation of TSYS.

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Synovus
      LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
      (Unaudited)
      (Dollars in thousands)

	March 31, 2008
		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans

Multi-Family	$505,828	1.9%	$1,751	0.3%
Hotels	707,916	2.6	437	0.1
Office Buildings	983,935	3.6	2,590	0.5
Shopping Centers	890,651	3.3	734	0.1
Commercial Development	891,681	3.3	12,060	2.4
Other Investment Property	835,686	3.1	3,493	0.7

Total Investment Properties	4,815,697	17.8	21,065	4.1

1-4 Family Construction	2,153,555	7.9	193,715	37.6
1-4 Family Perm / Mini-Perm	1,310,397	4.8	36,306	7.1
Residential Development	2,314,776	8.5	116,161	22.5

Total 1-4 Family Properties	5,778,728	21.2	346,182	67.2

Land Acquisition	1,545,146	5.7	46,996	9.1

Total Commercial Real Estate	12,139,571	44.8	414,243	80.4

Commercial , Financial, and Agricultural	6,657,591	24.6	61,701	12.0
Owner-Occupied	4,315,945	15.9	21,317	4.1

Total Commercial & Industrial	10,973,536	40.5	83,018	16.1

Home Equity	1,584,299	5.8	5,689	1.1
Consumer Mortgages	1,663,132	6.1	10,734	2.1
Credit Card	297,099	1.1	—	—
Other Retail Loans	503,943	1.9	1,618	0.3

Total Retail	4,048,473	14.9	18,041	3.5

Unearned Income	(44,070)	(0.2)	—	—

Total	$27,117,510	100.0%	$515,302	100.0%

LOANS OUTSTANDING BY TYPE COMPARISON
(Unaudited)
(Dollars in thousands)

	Total Loans		1Q08 vs. 4Q07		1Q07 vs. 1Q08
Loan Type	March 31, 2008	December 31, 2007	% change (1)	March 31, 2007	% change

Multi-Family	$505,828	452,163	47.7%	$519,219	(2.6)%
Hotels	707,916	614,979	60.8	661,985	6.9
Office Buildings	983,935	953,093	13.0	852,973	15.4
Shopping Centers	890,651	834,025	27.3	742,344	20.0
Commercial Development	891,681	961,271	(29.1)	866,921	2.9
Other Investment Property	835,686	714,296	68.4	563,993	48.2

Total Investment Properties	4,815,697	4,529,827	25.4	4,207,435	14.5

1-4 Family Construction	2,153,555	2,238,925	(15.3)	2,404,235	(10.4)
1-4 Family Perm / Mini-Perm	1,310,397	1,273,843	11.5	1,145,235	14.4
Residential Development	2,314,776	2,311,459	0.6	2,178,573	6.3

Total 1-4 Family Properties	5,778,728	5,824,227	(3.1)	5,728,043	0.9

Land Acquisition	1,545,146	1,545,933	(0.2)	1,516,526	1.9

Total Commercial Real Estate	12,139,571	11,899,987	8.1	11,452,004	6.0

Commercial , Financial, and Agricultural	6,657,591	6,420,689	14.8	6,052,487	10.0
Owner-Occupied	4,315,945	4,226,707	8.5	4,090,859	5.5

Total Commercial & Industrial	10,973,536	10,647,396	12.3	10,143,346	8.2

Home Equity	1,584,299	1,543,701	10.6	1,401,898	13.0
Consumer Mortgages	1,663,132	1,667,924	(1.2)	1,518,168	9.5
Credit Card	297,099	291,149	8.2	273,462	8.6
Other Retail Loans	503,943	494,591	7.6	483,412	4.2

Total Retail	4,048,473	3,997,365	5.1	3,676,940	10.1

Unearned Income	(44,070)	(46,163)	(18.2)	(48,609)	(9.3)

Total	$27,117,510	26,498,585	9.4%	$25,223,681	7.5%

(1)	Percentage change is annualized.

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Synovus
CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)

	2008	2007				1st Quarter
	First	Fourth	Third	Second	First	’08 vs. ’07
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans (1)	$515,302	342,082	224,055	180,776	138,790	271.3%
Impaired Loans Held for Sale (2)	42,270	—	—	—	—	NM
Other Real Estate	121,753	101,487	76,514	41,259	31,710	284.0
Nonperforming Assets	679,325	443,569	300,569	222,035	170,500	298.4

Allowance for Loan Losses	394,848	367,613	356,887	331,130	326,826	20.8

Net Charge-Offs — Quarter	63,813	59,916	33,013	15,978	8,148	683.2
Net Charge-Offs — YTD	63,813	117,055	57,139	24,126	8,148	683.2
Net Charge-Offs / Average Loans — Quarter (5)	0.95%	0.91%	0.51	0.25	0.13
Net Charge-Offs / Average Loans — YTD	0.95	0.46	0.30	0.19	0.13

Nonperforming Loans / Loans	1.90	1.29	0.87	0.71	0.55
Nonperforming Assets / Loans, Impaired Loans Held for Sale & ORE	2.49	1.67	1.16	0.87	0.68
Allowance / Loans	1.46	1.39	1.38	1.30	1.30

Allowance / Nonperforming Loans	76.62	107.46	159.29	183.17	235.48
Allowance / Nonperforming Loans (excluding impaired loans for which there is no related allowance for loan losses (3))	218.33	337.49	334.42	417.79	424.79

Past Due Loans over 90 days and still accruing	43,009	33,663	22,667	23,067	27,414	56.9%
As a Percentage of Loans Outstanding	0.16	0.13	0.09	0.09	0.11

Total Past Due Loans and Still Accruing	377,999	270,496	230,035	164,180	150,188	151.7
As a Percentage of Loans Outstanding	1.39	1.02	0.89	0.64	0.60
REGULATORY CAPITAL RATIOS (4)
(Unaudited)
(Dollars in thousands)

	March 31, 2008	December 31, 2007	March 31, 2007
Tier 1 Capital	$2,904,068	2,870,558	3,380,391
Total Risk-Based Capital	3,988,884	3,988,171	4,457,498
Tier 1 Capital Ratio	9.07%	9.11	11.09
Total Risk-Based Capital Ratio	12.46	12.66	14.62
Leverage Ratio	8.96	8.65	10.80

(1)	Includes $334.5 million, $233.2 million, $117.3 million, $101.5 million, and $61.9 at March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007, and March 31, 2007, respectively of loans considered to be impaired (consisting of collateral dependent loans) for which there is related allowance for loan losses determined in accordance with SFAS No. 114, “Accounting by Creditors for Impairment of a Loan.” The allowance on these loans is zero because the estimated losses on collateral dependent impaired loans have been charged-off, at the time these loans were considered to be impaired .

(2)	Represent impaired loans that are intended to be sold. Held for sale loans are carried at the lower of cost or market value.

(3)	Impaired loans for which there is no related allowance for loan losses are described in note (1).

(4)	March 31, 2008 information is preliminary.

(5)	Ratio is annualized.